UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 19, 2006

                              Rand Logistics, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                   000-50908                    20-1195343
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(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)             File Number)              Identification No.)

450 Park Avenue, 10th Floor, New York, New York                         10022
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 644-3450

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

      On April 19, 2006, Rand Logistics, Inc. ("Rand") held an investor outing for investors and the public at the Lower Lakes corporate headquarters in Port Dover, Ontario to provide a general corporate update, as previously announced at the March 10, 2006 investor conference call, a transcript of which was filed as exhibit 99.1 to Rand's Current Report on Form 8-K filed with the Securities and Exchange Commission on March 10, 2006. The presentation is attached as Exhibit
99.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

99.1 Transcript of Rand Logistics, Inc.'s presentation to investors, dated April 19, 2006.

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          RAND LOGISTICS, INC.


Date: April 19, 2006                      By: /s/ Laurence S. Levy
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                                          Name:  Laurence S. Levy
                                          Title: Chairman of the Board and Chief
                                                 Executive Officer